U.S. SECURITIES AND EXCHANGE
                        COMMISSION WASHINGTON, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 or 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT JANUARY 21, 2004
                         -------------------------------
                        (Date of earliest event reported)


                          CNB FLORIDA BANCSHARES, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)

        0-25988                                                 59-2958616
 ------------------------                                 ----------------------
 (Commission File Number)                                      (IRS Employer
                                                             Identification No.)

 9715 Gate Parkway North
 Jacksonville, Florida                                           32246
 ------------------------                                 ----------------------
 (Address of principal                                         (Zip Code)
  executive offices)


       Registrant's telephone number, including area code: (904) 997-8484

Item 5. Other Events and Regulation FD Disclosure

     On January 21, 2004 CNB Florida Bancshares, Inc. announced a definitive agreement to be acquired by The South Financial Group. A copy of the press release with the announcement is attached hereto as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


   (c)      Exhibits

            Exhibit No.     Description
            -----------     -----------
            99              Press Release dated January 21, 2004 for CNB Florida
                            Bancshares, Inc.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              CNB FLORIDA BANCSHARES, INC.
                                              ----------------------------
                                              (Registrant)

Date: January 21, 2004                        By: /s/ G. Thomas Frankland
                                              ---------------------------
                                              (Signature)

                                              G. Thomas Frankland
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)